EATON VANCE TAX-MANAGED GROWTH FUND 1.1
EATON VANCE TAX-MANAGED GROWTH FUND 1.2
Supplement to Prospectuses
dated
May 1, 2006

1.	The following is added before the last paragraph under “Investment Objective & Principal Policies and Risks”:

The Fund intends to participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems the shares when the fund experiences net sales, at the end of a maximum holding period prescribed by ReFlow or at other times at ReFlow’s discretion. It is expected that, with respect to the Fund, ReFlow will periodically redeem its entire share position and request that such redemption be met in kind in accordance with the Fund’s redemption in kind policies described under “Redeeming Shares” below. For use of the ReFlow service, the Fund will pay a fee to ReFlow each time it purchases Fund shares calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s objective, policies or anticipated performance. Investments in the Fund by ReFlow in connection with the liquidity program are not subject to the trading limitation described in “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares.” ReFlow will purchase Class I shares of the Fund at net asset value and will not be subject to the investment minimum applicable to such shares. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.

2.

The following replaces “Meeting Redemptions by Distributing Portfolio Securities” under “Redeeming Shares”:

Meeting Redemptions by Distributing Portfolio Securities. The Fund generally meets shareholder redemptions in cash, but may, at the request of a redeeming shareholder, meet a redemption in whole or in part by distributing securities withdrawn from the Portfolio as selected by the investment adviser. A shareholder who wishes to receive redemption proceeds in kind must notify the Fund on or before submitting the redemption request by calling 1-866- 382-6231. In meeting a redemption in kind, the Fund will distribute readily marketable securities, which will be valued pursuant to the Portfolio’s valuation procedures. Redeeming shareholders who receive securities will be responsible for any brokerage charges and other costs incurred in connection with selling the distributed securities and may be exposed to market risk in such securities. Additional information about redemptions in kind, including the procedures for submitting such redemption requests, is contained in the Fund’s statement of additional information.

December 4, 2006	TMGPS

EATON VANCE TAX-MANAGED GROWTH FUND 1.1
EATON VANCE TAX-MANAGED GROWTH FUND 1.2
Supplement to
Statements of Additional Information
dated
May 1, 2006

1.	The following replaces “Selection of Securities Used to Meet Redemptions” under “Purchasing and Redeeming Shares”: Selection of Securities Used to Meet Portfolio Redemptions. Investors in the Portfolio (including the Fund) may redeem all or a portion of their interests in the Portfolio at net asset value on a daily basis. Such redemptions may be met in whole or in part by distributing Portfolio securities. As stated under “Redeeming Shares” in the prospectus and “Redeeming Fund Shares in Kind” below, the Fund may meet a redemption request by distributing securities withdrawn from the Portfolio if requested by the redeeming shareholder. The Portfolio’s ability to select the securities used to meet redemptions is limited with respect to redemptions by investors in the Portfolio that contributed securities, and with respect to the securities contributed by such investors. Within seven years of a contribution of securities (the “initial holding period”), the Portfolio will not distribute such securities to any investor other than the contributing investor unless the contributing investor has withdrawn from the Portfolio. In meeting a redemption of an investor that contributed securities within the initial holding period of such investor, the Portfolio will not, unless requested by the redeeming investor, distribute any securities other than the securities contributed by the redeeming investor while retaining all or a portion of the securities contributed by such investor if the value of the distributed securities exceeds the tax cost basis of the contributing investor in the Portfolio. In addition, upon the request at any time of a redeeming investor in the Portfolio that contributed securities, the Portfolio will utilize securities held in the Portfolio that were contributed by such investor to meet the redemption. After expiration of their respective initial holding periods, redeeming investors in the Portfolio that contributed securities generally may request a diversified basket of securities, the composition of which will be determined in the investment adviser’s discretion. These redemption practices constrain the selection of securities distributed to meet redemptions (particularly during initial holding periods) and, consequently, may adversely affect the performance of the Portfolio and the Fund. The Trustees of the Portfolio believe that the potential advantages for the Portfolio to be derived from attracting contributions of securities that would not be made in the absence of these redemption practices outweigh the potential disadvantages of reduced flexibility to select securities to meet redemptions. All redemptions in kind are conducted in accordance with procedures adopted by the Trustees of the Portfolio.

Redeeming Fund Shares In Kind. As described in “Meeting Redemptions by Distributing Portfolio Securities” under “Redeeming Shares” in the prospectus, the Fund generally meets shareholder redemptions in cash, but may, at the request of a redeeming shareholder, meet a redemption in whole or in part by distributing Portfolio securities as selected by the investment adviser. All requests for redemptions in kind must be in good order. Provided the redemption request is received by the Fund not later than 12:00 p.m. (Eastern Time) on the day of the redemption, the Fund may, if requested by a redeeming shareholder, provide the redeeming shareholder with a list of the securities to be distributed not later than a specified time on such date (currently 3:00 p.m. Eastern Time). The securities included on the list will generally have a value that is expected to equal approximately 90% to 95% of the value of the shares being redeemed. The difference between the redemption value of the distributed securities and the value of the Fund shares redeemed will be settled in cash. The selection of the securities to be distributed is solely in the discretion of the investment adviser and shall be made in accordance with procedures adopted by the Trustees.

2.	The following is added to “Confidential Disclosure for a Legitimate Fund Purpose” under “Performance”:

In addition, in connection with a redemption in kind, the redeeming shareholder may be required to agree to keep the information about the securities to be so distributed confidential, except to the extent necessary to dispose of the securities.

December 4, 2006